UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2015

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    Submission of Matters to a Vote of Security Holders

The following actions were taken by the shareholders of 1st Source at the annual shareholders' meeting held April 23, 2015:

1.Election of Directors

The directors named below were elected to the Board of Directors, as follows:

Terms Expiring in April, 2018:

Nominee	Votes For	Votes Withheld
Allison N. Egidi	18,880,880	1,993,548
Craig A. Kapson	20,827,506	46,922
John T. Phair	20,784,608	89,820
Mark D. Schwabero	10,292,418	10,582,010

In addition, the following directors continued in office after the 2015 annual meeting:

Terms Expiring in April, 2016:	Terms Expiring in April, 2017:
Daniel B. Fitzpatrick	Vinod M. Khilnani
Najeeb A. Khan	Rex Martin
Christopher J. Murphy IV	Christopher J. Murphy III
Timothy K. Ozark

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: April 24, 2015	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer